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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2008
                                                         ----------------

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
         -------------                 -------            ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
              -----------------------------------------------------------
              BENEFIT PLANS.
              -------------

         On December 1, 2008, Beneficial Mutual Bancorp, Inc. (the "Company") sent a notice to its directors and executive officers informing them that a blackout period with respect to the Beneficial Mutual Savings Bank Employee Savings and Stock Ownership Plan (the "KSOP") will be in effect beginning on December 5, 2008. The KSOP blackout period is expected to end on December 29, 2008. However, because the Company's quarterly blackout period surrounding earnings announcements begins on December 10, 2008, directors and executive officers will not be able to buy or sell Company common stock from December 5, 2008 until the second trading day after the Company issues its earnings release for the quarter and year ending December 31, 2008. The Company currently anticipates that it will issue its earnings release for the quarter and year ending December 31, 2008 in late January 2009. A copy of the notice is attached hereto as Exhibit 99.1 and is furnished herewith.

ITEM 8.01     OTHER EVENTS.
              ------------

         On December 1, 2008, the Company issued a press release announcing that Craig W. Yates, a director of the Company, has advised the Company's management that he has decided to sell Company stock owned by him in the open market. Mr. Yates has not indicated the total number of shares that he intends to sell or the timing of any such sales. From November 17, 2008 to November 26, 2008 Mr. Yates sold 50,190 shares and he has notified the Company that he currently intends to sell an additional 70,000 shares. Mr. Yates currently owns 2,287,090 shares, or 6.27% of the Company's publicly traded shares. Mr. Yates acquired a substantial amount of his shares of Company stock in connection with the acquisition by the Company of FMS Financial Corporation ("FMS Financial"). In connection with the merger, FMS Financial shareholders were offered the opportunity to exchange their shares for Company common stock subject to pro ration procedures. Mr. Yates owned 21.18% of the total outstanding shares of FMS Financial and elected to receive Company stock in connection with the merger. No other director has indicated an intention to sell shares of the Company's stock. A copy of the press release is attached hereto as Exhibit 99.2 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      (d)     Exhibits

              Number            Description
              ------            -----------

              99.1 Notice Sent to Directors and Executive Officers of Beneficial Mutual Bancorp, Inc., Dated December 1, 2008

              99.2              Press Release Dated December 1, 2008


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BENEFICIAL MUTUAL BANCORP, INC.


Date: December 1, 2008          By: /s/ Joseph F. Conners
                                    --------------------------------------------
                                    Joseph F. Conners
                                    Executive Vice President and Chief Financial
                                     Officer